Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of August 20, 2018

to

$1,800,000,000 AMENDED AND RESTATED REVOLVING LOAN

AND LETTER OF CREDIT FACILITY AGREEMENT

Dated as of February 25, 2016

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of August 20, 2018 by and among Fluor Corporation, a Delaware corporation (the “Company”), Fluor B.V., a besloten vennootschap met beperkte aansprakelijkheid incorporated under the laws of the Netherlands having its corporate seat (statutaire zetel) in Haarlem, the Netherlands and registered with the Dutch Chamber of Commerce under number 34023348 (the “Dutch Borrower” and, together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and BNP Paribas, as Administrative Agent (the “Administrative Agent”), under that certain $1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement, dated as of February 25, 2016, by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.                                      Amendments to the Credit Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is hereby amended to add the following definition thereto in the appropriate alphabetical order:

““Consolidated Stockholders’ Equity” means, at any date, the consolidated stockholders’ equity of the Company and its Consolidated Subsidiaries, excluding effects of accumulated other comprehensive income/losses, all determined as of such date in accordance with GAAP.”

(b)                                 Section 5.07(a) of the Credit Agreement is hereby restated in its entirety as follows:

“(a)                           Debt to Capitalization Ratio.  The ratio of (i) Consolidated Debt to (ii) the sum of (x) Consolidated Debt plus (y) Consolidated Stockholders’ Equity will not exceed 0.60 to 1.00 as of the last day of any fiscal quarter of the Company.”

2.                                      Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent and (ii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket fees and expenses (including, to the extent invoiced, reasonable fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents.

3.                                      Representations and Warranties of the Borrowers.  Each Borrower hereby represents and warrants as follows:

(a)                                 This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Borrower and are enforceable in accordance with their terms.

(b)                                 As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing, (ii) all representations and warranties of the Company contained in Article IV of the Credit Agreement (other than the representation and warranty of the Company contained in Section 4.04(b) of the Credit Agreement) shall be true (except that for purposes of this Section 3(b), the representations and warranties contained in Section 4.04(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 5.01(a) of the Credit Agreement), and (iii) no default or event of default under any project engineering, procurement, construction, maintenance and related activities and/or contracts of the Company or any of its Subsidiaries shall have occurred and be continuing which could reasonably be expected to materially and adversely affect the ability of any Borrower to perform its obligations under the Loan Documents.

4.                                      Reference to and Effect on the Credit Agreement.

(a)                                 Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)                                 This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

5.                                      Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6.                                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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7.                                      Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

FLUOR CORPORATION,
as the Company

By:	/s/ James M. Lucas
Name: James M. Lucas
Title: Senior Vice President & Treasurer

FLUOR B.V.,
as the Dutch Borrower

By:	/s/ Maurice J. H. Kuitems
Name: Maurice J. H. Kuitems
Title: V. P.

By:	/s/ Joost Parmentier
Name: Joost Parmentier
Title: Office Operations Manager

Signature Page to Amendment No. 1 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

BNP PARIBAS,
as Administrative Agent, an Issuing Lender and individually as a Lender

By:	/s/ Jamie Dillon
Name: Jamie Dillon
Title: Managing Director

By:	/s/ Todd Rodgers
Name: Todd Rodgers
Title: Director

Signature Page to Amendment No. 1 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Mukesh Singh
Name: Mukesh Singh
Title: Director

Signature Page to Amendment No. 1 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

CITIBANK, N.A.,
as a Lender

By:	/s/ Millie Schild
Name: Millie Schild
Title: Vice President

Signature Page to Amendment No. 1 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

MUFG BANK, Ltd. (formerly known as THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as a Lender

By:	/s/ Mark S. Campbell
Name: Mark S. Campbell
Title: Authorized Signatory

Signature Page to Amendment No. 1 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

STANDARD CHARTERED BANK,
as a Lender

By:	/s/ Guilherme Domingos
Name: Guilherme Domingos
Title: Director, Standard Chartered Bank

Signature Page to Amendment No. 1 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK,
as a Lender

By:	/s/ Jill Wong
Name: Jill Wong
Title: Director

By:	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

Signature Page to Amendment No. 1 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Michael Grad
Name: Michael Grad
Title: Director

Signature Page to Amendment No. 1 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

LLOYDS BANK plc,
as a Lender

By:	/s/ Kamala Basdeo
Name:	Kamala Basdeo
Title:	Assistant Manager Transaction Execution Category A B002

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President Transaction Execution Category A P003

Signature Page to Amendment No. 1 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Boaz Slomowitz
Name: Boaz Slomowitz
Title: Vice President

Signature Page to Amendment No. 1 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

Signature Page to Amendment No. 1 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

ING BANK N.V., DUBLIN BRANCH,
as a Lender

By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

By:	/s/ Pádraig Matthews
Name: Pádraig Matthews
Title: Director

Signature Page to Amendment No. 1 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Rumesha Ahmed
Name: Rumesha Ahmed
Title: Vice President

Signature Page to Amendment No. 1 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Patricia Oreta
Name:	Patricia Oreta
Title:	Director
Executed in New York

Signature Page to Amendment No. 1 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Michael Day
Name: Michael Day
Title: Associate Portfolio Manager

Signature Page to Amendment No. 1 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

INTESA SANPAOLO S.P.A.,
as a Lender

By:	/s/ Glen Binder
Name: Glen Binder
Title: Global Relationship Manager

By:	/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP and of Head of Credit, NY

Signature Page to Amendment No. 1 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

WESTPAC BANKING CORPORATION,
as a Lender

By:	/s/ Richard Yarnold
Name:	Richard Yarnold
Title:	Senior Relationship Manager
Corporate & Institutional Banking

Signature Page to Amendment No. 1 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

Signature Page to Amendment No. 1 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation